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                                                                    EXHIBIT 10.5


               THIRD AMENDMENT TO REVOLVING CREDIT, TRANCHE B LOAN AND SECURITY AGREEMENT, LIMITED WAIVER AND CONSENT


             THIRD AMENDMENT TO REVOLVING CREDIT, TRANCHE B LOAN AND SECURITY AGREEMENT, LIMITED WAIVER AND CONSENT, dated as of February __, 2004 ("AMENDMENT"), by and among MAYOR'S JEWELERS, INC., a Delaware corporation, MAYOR'S JEWELERS OF FLORIDA, INC., a Florida corporation, and each of the other Domestic Subsidiaries parties thereto (collectively, the "BORROWERS"), FLEET RETAIL GROUP INC. (f/k/a Fleet Retail Finance Inc.)("FRGI"), GMAC COMMERCIAL FINANCE, LLC (successor in interest to GMAC Business Credit, LLC) ("GMACCF"), as syndication agent (the "SYNDICATION AGENT"), BACK BAY CAPITAL FUNDING LLC (the "TRANCHE B LENDER" and collectively with FRGI and GMACCF, the "LENDERS"), and FLEET RETAIL GROUP INC. (f/k/a Fleet Retail Finance Inc.), as administrative agent for itself and the Lenders (the "ADMINISTRATIVE AGENT").

             WHEREAS, the Borrowers, the Lenders, and the Administrative Agent are parties to a Revolving Credit, Tranche B Loan and Security Agreement, dated as of August 20, 2002 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), pursuant to which the Lenders have extended credit to the Borrowers on the terms and subject to the conditions set forth therein;

         WHEREAS, the Borrowers, the Lenders, and the Administrative Agent have agreed, on the terms and conditions set forth herein, to amend certain provisions of the Credit Agreement; and

         WHEREAS, capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SS.1. AMENDMENT TO SECTION 1.1 OF THE CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended by:

                  (a) deleting the definition of "Appraised A/R Liquidation Value" in its entirety and substituting the following new definition in lieu thereof:

         "APPRAISED A/R LIQUIDATION VALUE. The product of (a) the net book value of Eligible Private Label Accounts multiplied by (b) the percentage determined from the then most recent appraisal of Eligible Private Label Accounts undertaken at the request of the Administrative Agent, to reflect the appraised estimate of the net recovery on the Eligible Private Label Accounts on a forced liquidation basis.";

                  (b) deleting the definition of "Appraised A/R Percentage" in its entirety and substituting the following new definition in lieu thereof:


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         "APPRAISED A/R PERCENTAGE. 65%.";

                  (c) deleting the definition of "Appraised A/R Tranche B Percentage" in its entirety and substituting the following new definition in lieu thereof:

         "APPRAISED A/R TRANCHE B PERCENTAGE. 65%.";

                  (d) deleting the definition of "Appraised Inventory Tranche B Percentage" in its entirety and substituting the following new definition in lieu thereof:

         "APPRAISED INVENTORY TRANCHE B PERCENTAGE. For each Eligible Inventory
                  Category, the Appraised Inventory Tranche B Percentage shall be equal to one hundred and two and one-half percent (102.5%). With respect to additional Eligible Inventory Categories, the Appraised Inventory Tranche B Percentage shall be the percentage determined by the Administrative Agent and the Tranche B Lender."

                  (e) deleting the definition of "Borrowing Base" in its entirety and substituting the following new definition in lieu thereof:

         "BORROWING BASE. The result of the following:

                  (a) Eighty-five percent (85%) multiplied by the Appraised Inventory Liquidation Value of each Eligible Inventory Category.

                                  PLUS

                  (b) The lesser of (i) the Appraised A/R Percentage multiplied by the Appraised A/R Liquidation Value and
                           (ii) $3,000,000.

                                  MINUS

                  (c)      All applicable Reserves.";

                  (f) deleting the definition of "Tranche B Borrowing Base" in its entirety and substituting the following new definition in lieu thereof:

         "TRANCHE B BORROWING BASE. The result of the following:

                  (a) The aggregate amount with respect to all Eligible Inventory Categories of the Appraised Inventory Tranche B Percentage for each such Eligible Inventory Category multiplied by the Appraised Inventory Liquidation Value for such Eligible Inventory Category.

                                  PLUS

                  (b) The lesser of (i) the Appraised A/R Tranche B Percentage multiplied by the Appraised A/R Liquidation Value and (ii) $3,000,000.


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                                  MINUS

                  (c)      All applicable Reserves."; and

                  (g) deleting the definition of "Tranche B Loan" in its entirety and substituting the following new definition in lieu thereof:

                  "TRANCHE B LOAN. Together with the Incremental Tranche B
                           Funding Amount, the aggregate principal amount of $12,500,000, plus accrued and unpaid capitalized Tranche B Loan PIK Interest in the amount of $168,491.25. As of the Third Amendment Effective Date, and after giving effect to the funding of the Incremental Funding Amount, the outstanding principal amount of the Tranche B Loan shall be equal to $12,668,491.25."

                  (h) deleting the definition of "Yield Revenue" in its entirety and substituting the following new definition in lieu thereof:

                  "YIELD REVENUE. All amounts which are (or would be) payable on account of the Tranche B Loan, the Tranche B Lender Fees and the Tranche B Loan Interest Rate (as if all interest were paid in cash on the relevant Tranche B Loan Interest Payment Date) with respect to the Tranche B Loan from the Third Amendment Effective Date through the twelve (12) month anniversary of the Third Amendment Effective Date."

                  (i) inserting the following new definitions in proper alphabetical order therein:

                  "ELIGIBLE PRIVATE LABEL ACCOUNTS. Accounts Receivable due on
                           the Borrowers' private label credit card programs which are deemed in the reasonable discretion of the Administrative Agent to be eligible. The Administrative Agent shall act in good faith at all times when determining such eligibility."

                  "INCREMENTAL TRANCHE B FUNDING AMOUNT. $2,000,000, which
                           amount shall be funded to the Borrowers by the Tranche B Lender on the Third Amendment Effective Date."

                  "THIRD AMENDMENT. The Third Amendment to Revolving Credit
                           Tranche B Loan and Security Agreement, Limited Waiver and Consent dated as of February __, 2004."

                  "THIRD AMENDMENT EFFECTIVE DATE. The "Effective Date" as such term is defined in the Third Amendment."

         SS.2. AMENDMENT TO SECTION 3 OF THE CREDIT AGREEMENT. Section 3 of the Credit Agreement is hereby amended by deleting Sections 3.1 and 3.3 in their entirety and substituting the following new Sections 3.1 and 3.3 in proper numerical order in lieu thereof:

                  "3.1 COMMITMENT TO LEND. Subject to the terms and conditions set forth in this Agreement, the Tranche B Lender agrees to lend to the Borrowers on the Closing Date the principal amount of $12,500,000. In addition, subject to the terms and conditions of the Third Amendment, the Tranche B Lender agrees to lend to the Borrowers on the Third Amendment Effective Date the Incremental Tranche B Funding Amount."



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                  "3.3. PAYMENTS OF PRINCIPAL OF TRANCHE B LOAN. Except as
         contemplated by ss.13.4, the Borrowers may not make any principal payments on account of the Tranche B Loan until the Borrowers' Obligations to the Revolving Credit Lenders have been paid in full and the Commitments have been terminated; PROVIDED, HOWEVER, beginning April 30, 2003, the Borrowers may prepay the Tranche B Loan in its entirety or in $1,000,000 increments if at such time (i) a Default does not exist and one would not result from such prepayment, (ii) after giving effect to such payment Availability is in excess of $10,000,000 and (iii) the Borrowers shall have delivered to the Administrative Agent pro forma financial statements for the next 12 months demonstrating, in form and substance satisfactory to the Administrative Agent, that Availability will exceed $10,000,000 at all times during the next 12 months after giving effect to the prepayment of the Tranche B Loan. The Borrowers jointly and severally promise to pay on the Maturity Date, and there shall become absolutely due and payable on the Maturity Date, all of the Tranche B Loans outstanding on such date, together with any and all accrued and unpaid interest thereon. If the Borrowers prepay the Tranche B Loans in whole or in part, then, in view of the impracticality and extreme difficulty of ascertaining the actual amount of damages to Tranche B Lender or profits lost by the Tranche B Lender as a result thereof, and by mutual agreement of the parties as to a reasonable estimation and calculation of the lost profits or damages of the Tranche B Lender, the Borrowers shall pay a premium with respect to each such prepayment (the "TRANCHE B EARLY TERMINATION FEE") in an amount equal to the greater of (a) the Yield Revenue calculated with respect to such amounts less the aggregate amount of any payments made during the period from the Third Amendment Effective Date through the twelve (12) month anniversary of the Third Amendment Effective Date on account of components of Yield Revenue relating to such amounts and
         (b) one and one-fifth percent (1.20%) of the amount prepaid."

         SS.3. LIMITED WAIVER AND CONSENT. The Borrowers have requested, and the Lenders hereby consent to the request by Mayor's Jewelers, Inc. to (i) authorize a new series of preferred stock containing substantially identical terms and rights to Mayor's Jewelers, Inc.'s currently-outstanding Series A Convertible Preferred Stock with the exception of certain changes to such rights primarily regarding the payment of dividends, future dividend rates and the conversion ratio as more fully set forth in the attached Certificate of Designation of Series A-1 Convertible Preferred Stock, and (ii) issue all of such shares of preferred stock to Birks in a one-for-one exchange for its shares of Series A Convertible Preferred Stock in accordance with that certain Exchange Agreement (the "EXCHANGE AGREEMENT") by and between Mayor's Jewelers, Inc. and Henry Birks & Sons Inc. in the form attached hereto. In addition, the Lenders hereby consent to a preferred share dividend payment (the "BIRKS DIVIDEND PAYMENT") to be made by Mayor's Jewelers, Inc. to Birks on or after the Third Amendment Effective Date but prior to March 5, 2004 in an amount not to exceed $2,185,755.00. The Lenders hereby further consent to any of the Borrowers entering into the Exchange Agreement and the Amendment to Amended and Restated Registration Rights Agreement referred to in the Exchange Agreement to effect the authorization and issuance of the additional class of preferred stock, as well as the Birks Dividend Payment. Solely in connection with the Birks Dividend Payment, the Lenders hereby agree to waive the application of ss.9.4 of the Credit Agreement so long as no Default or Event of Default would result therefrom.

         SS.4. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants to the Administrative Agent and the Lenders as of the date hereof, and as of any date on which the conditions set forth in ss.5 below are met, as follows:

             (a) The execution and delivery by each of the Borrowers of this Amendment and all other instruments and agreements required to be executed and delivered by such Borrower in connection with the transactions contemplated hereby or referred to herein (collectively, the "AMENDMENT DOCUMENTS"), and the performance by each of the Borrowers of any of its obligations and agreements


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under the Amendment Documents and the Credit Agreement and the other Loan
Documents, as amended hereby, are within the corporate or other authority of such Borrower, have been authorized by all necessary corporate proceedings on behalf of such Borrower and do not and will not contravene any provision of law or such Borrower's charter, other incorporation or organizational papers, by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon such Borrower.

             (b) Each of the Amendment Documents, the Credit Agreement and the other Loan Documents, as amended hereby, to which any Borrower is a party constitute legal, valid and binding obligations of such Person, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

             (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrowers of the Amendment Documents, the Credit Agreement or any other Loan Documents, as amended hereby, or the consummation by the Borrowers of the transactions among the parties contemplated hereby and thereby or referred to herein.

             (d) The representations and warranties contained in ss.7 of the Credit Agreement and in the other Loan Documents were true and correct as of the date made. Except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business (which changes, either singly or in the aggregate, have not been materially adverse) and to the extent that such representations and warranties relate expressly to an earlier date and after giving effect to the provisions hereof, such representations and warranties, after giving effect to this Amendment, also are correct as of the date hereof.

             (e) Each of the Borrowers has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions of this Amendment and the other Amendment Documents, there exists no Default or Event of Default.

             (f) Each of the Borrowers hereby acknowledges and agrees that the representations and warranties contained in this Amendment shall constitute representations and warranties as referred to in ss.13.1(e) of the Credit Agreement, a breach of which shall constitute an Event of Default.

         SS.5. EFFECTIVENESS. This Amendment shall become effective as of the date first written above (the "EFFECTIVE DATE) upon the satisfaction of each of the following conditions, in each case in a manner satisfactory in form and substance to the Administrative Agent and the Lenders:

             (a) This Amendment shall have been duly executed and delivered by each of the Borrowers and each of the Lenders and shall be in full force and effect;

             (b) The Administrative Agent shall have received all financial statements and related financial information required to be delivered by the Borrowers in accordance with Section 8.4(a) of the Credit Agreement, which financial statements shall be in form and substance satisfactory to the Administrative Agent and the Lenders;

             (c) The Administrative Agent shall have received from Birks the most recently completed independent audited financial statements and interim financial statements, together with the projections and business plan for the following twelve month period, in each case in form and substance satisfactory to the Administrative Agent and the Lenders;



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             (d) The Administrative Agent shall have received evidence, in form and substance satisfactory to the Administrative Agent, that the Borrowers have obtained all consents and approvals necessary to effect the transactions contemplated by the Amendment Documents;

             (e) The Administrative Agent shall have received from the Secretary of each of the Borrowers a copy, certified by such Secretary to be true and complete as of such date, of (i) the resolutions of each such Person's Board of Directors or other management authorizing, to the extent it is a party thereto, the execution, delivery and performance of the Amendment Documents, and (ii) the names, titles, incumbency and signatures of the officers of each such Person who are authorized to execute and deliver this Amendment and the other Amendment Documents;

              (f) The Administrative Agent shall have received favorable legal opinions addressed to the Administrative Agent and the Lenders, each dated as of the date hereof and in form and substance satisfactory to the Administrative Agent, from counsel to the Borrowers, concerning corporate authority matters and the enforceability of the Amendment Documents and the transactions contemplated thereby and concerning such other matters as the Administrative Agent may request;

              (g) The Administrative Agent shall have received a favorable fairness opinion addressed to the Independent Committee of the Board of Directors of Mayor's Jewelers, Inc. from Capitalink L.C., which opinion shall be in form and substance satisfactory to the Administrative Agent;

              (h) The Administrative Agent shall have received an officer's certificate, in form and substance satisfactory to the Lenders, relating to the deliberations of the Independent Committee of the Board of Directors of Mayor's Jewelers, Inc. regarding the authority of the Borrowers to, among other things, consummate the transactions contemplated by this Amendment;

              (i) Each of the Administrative Agent and the Tranche B Lender shall have received from the Borrowers payment in full of all required amendment fees as set forth in their respective fee letters of even date herewith; and

              (j) The Administrative Agent shall have received such other items, documents, agreements, items or actions as the Administrative Agent may reasonably request in order to effectuate the transactions contemplated hereby.

              SS.6. MISCELLANEOUS PROVISIONS.

              (a) Each of the Borrowers hereby ratifies and confirms all of its Obligations to the Administrative Agent and the Lenders under the Credit Agreement, as amended hereby, and the other Loan Documents, including, without limitation, the Loans, and each of the Borrowers hereby affirms its absolute and unconditional promise to pay to the Lenders and the Administrative Agent the Loans, reimbursement obligations and all other amounts due or to become due and payable to the Lenders and the Administrative Agent under the Credit Agreement and the other Loan Documents, as amended hereby. Except as expressly amended hereby, each of the Credit Agreement and the other Loan Documents shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.



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              (b) Without limiting the expense reimbursement requirements set forth in ss.16.2 of the Credit Agreement, the Borrower agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Administrative Agent incurred in connection with this Amendment.

              (c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS) AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

              (d) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]



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            IN WITNESS WHEREOF, the undersigned have duly executed this
Amendment as a sealed instrument as of the date first set forth above.

                                     MAYOR'S JEWELERS, INC.



                                     By: /s/ JOHN BALL
                                        ---------------------------------------
                                        Name:  John Ball
                                        Title: Sr. VP, Chief Financial Officer


                                     MAYOR'S JEWELERS OF FLORIDA, INC.



                                     By: /s/ JOHN BALL
                                        ---------------------------------------
                                        Name:  John Ball
                                        Title: Sr. VP, Chief Financial Officer

                                     JBM RETAIL COMPANY, INC.



                                     By: /s/ MARC WEINSTEIN
                                        ---------------------------------------
                                        Name:  Marc Weinstein
                                        Title: President


                                     JBM VENTURE CO., INC.



                                     By: /s/ MARC WEINSTEIN
                                        ---------------------------------------
                                        Name:  Marc Weinstein
                                        Title: President


                                     MAYOR'S JEWELERS INTELLECTUAL PROPERTY
                                     HOLDING COMPANY



                                     By: /s/ MARC WEINSTEIN
                                        ---------------------------------------
                                        Name:  Marc Weinstein
                                        Title: President




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                                     "ADMINISTRATIVE AGENT"

                                     FLEET RETAIL GROUP INC.
                                     (f/k/a Fleet Retail Finance Inc.)



                                     By: /s/ KEITH VERRAUTEREN
                                        ---------------------------------------
                                        Name:  Keith Verrauteren
                                        Title: Vice President


                                     "SYNDICATION AGENT"

                                     GMAC COMMERCIAL FINANCE, LLC



                                     By: /s/ EDWARD HILL
                                        ---------------------------------------
                                        Name:  Edward Hill
                                        Title: Senior Vice President


                                     "REVOLVING CREDIT LENDERS"

                                     FLEET RETAIL GROUP INC.
                                     (f/k/a Fleet Retail Finance Inc.)



                                     By: /s/ KEITH VERRAUTEREN
                                        ---------------------------------------
                                        Name:  Keith Verrauteren
                                        Title: Vice President


                                     GMAC COMMERCIAL FINANCE, LLC



                                     By: /s/ EDWARD HILL
                                        ---------------------------------------
                                        Name:  Edward Hill
                                        Title: Senior Vice President

                                     "TRANCHE B LENDER"

                                     BACK BAY CAPITAL FUNDING LLC



                                     By: /s/ KRISTEN M. O'CONNOR
                                        ---------------------------------------
                                        Name:  Kristen M. O'Connor
                                        Title: Director


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